2008 Outlook and Financial Plan January 17, 2008 Exhibit 99.1

Spectra Energy 2008 Financial Plan | January 17, 2008
Agenda
Q&A
Fred Fowler – President and CEO, Spectra Energy Corp Investment Consideration
Tom O’Connor – Chairman, President and CEO,
DCP Midstream
DCP Midstream Overview
Martha Wyrsch – President and CEO,
Spectra Energy Transmission
Spectra Energy Transmission
Overview
Greg Ebel – Chief Financial Officer, Spectra Energy Corp Financial Overview
Fred Fowler – President and CEO, Spectra Energy Corp Opening Remarks
John Arensdorf – Vice President, Investor Relations,
Spectra Energy Corp
Welcome

Spectra Energy 2008 Financial Plan | January 17, 2008
Safe Harbor Statement
Some of the statements in this document concerning future
company performance will be forward-looking within the meanings of the securities laws.  Actual results may materially differ from those discussed in these forward-looking statements, and you should refer to the additional information contained in Spectra
Energy’s Form 10-K and other filings made with the SEC
concerning factors that could cause those results to be different than contemplated in today's discussion.
Reg G Disclosure
In addition, today’s discussion includes certain non-GAAP financial measures as defined under SEC Regulation G.  A reconciliation of those measures to the most directly comparable GAAP measures is available at the end of this packet and on our website.

Fred Fowler President and CEO Spectra Energy Corp

VANCOUVER
CALGARY
REGINA
WINNIPEG
HALIFAX
WALTHAM
CHATHAM
DENVER
TULSA
NASHVILLE
MIDLAND
HOUSTON
TAMPA
Market Hub Partners
Corporate Headquarters
Major Office Location
Natural Gas Storage
Natural Gas Transmission Pipeline
Natural Gas Liquids (NGL) Pipeline
Union Gas Distribution Service Area
Processing Plant
DCP Natural Gas Gathering Pipeline
DCP Propane Terminal

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
1.3 million Retail Customers
265 Bcf Storage Capacity
35,000 Miles of Distribution Pipe
58,500 Miles of Gathering & Processing Pipe
17,500 Miles of Transmission Pipe
3.6 Tcf 2007 Natural Gas Throughput
Strategically Located Assets

Spectra Energy 2008 Financial Plan | January 17, 2008
2007 Accomplishments
Successfully launched Spectra Energy Corp
Expect to exceed our $1.40 ongoing, fully diluted EPS
employee incentive target
Delivered on our capital expansion plans:
• capital expenditures totaled over $1 billion for 2007
• placed 13 new projects costing about $650 million in-service
• expect 10-12% return on capital employed
Reduced corporate costs by $20-25 million
Maintained strong investment grade balance sheet
• increased credit commitments by more than $1.2 billion
Successfully IPO’d Spectra Energy Partners at a record yield
Successfully launched Spectra Energy and delivered on 2007
financial, operational and investment commitments

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 Outlook and Beyond
•
$1.56 ongoing, fully diluted EPS employee incentive target for 2008 representing 11% increase over 2007 target
•
Committed to dividend growth – 2008 dividend increased by $0.04/share to $0.92/share
•
Continue to execute on our Capital Expansion Plans
•
at least $1 billion per year spending through 2010
•
$1.5 billion in projects expected in-service during 2008
•
2007–2010 projects in-service expected to add annualized EBIT of more than $500 million by 2011
•
Aggressively pursuing post-2010 opportunities
•
50% of Long Term Incentive based on TSR of SE stock for three years
(2008-2010) relative to a peer group of companies
Targeting 5-7% compounded annual ongoing diluted EPS
growth from 2007 plan through 2010

Financial Overview Greg Ebel Chief Financial Officer Spectra Energy Corp

Spectra Energy 2008 Financial Plan | January 17, 2008
Business Segment Overview
Distribution Distribution
(1) (1)
NYSE: SE
U.S. U.S.
Transmission Transmission
(1) (1)
Western Canada Western Canada
Transmission & Transmission &
Processing Processing
(1) (1)
Field Services Field Services
•
Texas Eastern
Transmission
•
Algonquin Gas
Transmission
•
Maritimes & Northeast
Pipeline (77.53%)
•
Gulfstream Natural Gas
System (25.5%)
•
Market Hub Partners
(50%)
•
Spectra Energy
Partners (83%)
NYSE:  SEP
•
Union Gas
•
BC Pipeline & Field
Services
•
Empress System
•
Spectra Energy
Income Fund (46%)
TSX:  SP.UN
•
DCP Midstream
(50%)
•
DCP Midstream
Partners (17.7%)
NYSE:  DPM
(1)
Represents Spectra Energy Transmission (“SET”)

Spectra Energy 2008 Financial Plan | January 17, 2008
Prudent Financial Management
•
Minimum return threshold that balances risk/reward
•
Seek most tax efficient and lowest cost of capital
•
Maintain strong and flexible balance sheet
•
Sustainable and growing dividend
Disciplined financial management and balance sheet flexibility provides competitive advantage

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 Ongoing Earnings Expectations
•
Expect 7-9% CAGR in Spectra Energy Transmission ongoing segment EBIT for 2007 through 2010, using 2007 as base
•
Other financial metrics:
•
Interest Expense = $670 MM
•
Effective Tax Rate = ~33%
•
No New Equity Issuances
•
Fully Diluted Shares Outstanding = 639 MM
2008
2008
$ 3,075
$ 3,075
(75)
950
505
570
$    1,125
EBITDA
EBITDA
$ 2,160
$ 2,160
TOTAL Ongoing Segment and Other EBIT
TOTAL Ongoing Segment and Other EBIT
(85) Other
650 Field Services (2)
345 Western Canada Transmission & Processing
380 Distribution
$    870 U.S. Transmission (1)
EBIT
EBIT
($MM)
(1)
EBITDA includes Spectra Energy’s proportional share of DD&A and Interest for Gulfstream and SESH, less Minority Interest DD&A for M&NE and ETNG.
(2)
EBIT represents Spectra Energy’s Equity in Earnings of DCP Midstream.  EBITDA determined by adding half of DCP Midstream’s DD&A and Interest.
$1.56 ongoing, fully diluted EPS for Target Incentive Payout

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 Projected Cash Flow Summary
$ (1,870) Capital and Investment Expenditures - Expansion (includes SEP $395)
(550) - Maintenance
$ (1,455) $ (1,455) Net Sources / (Uses) Net Sources / (Uses)
$ (3,060) $ (3,060) TOTAL Uses: TOTAL Uses:
(580) Dividends
(60) Other sources / (uses), net
Primary Uses:
Primary Sources:
$ 1,605 $ 1,605 TOTAL Sources TOTAL Sources
605 Depreciation & Amortization
$ 1,000 Ongoing Net Income
Cash Flow
($MM)

Spectra Energy 2008 Financial Plan | January 17, 2008
Access to Immediately Available Funds
•
We have four separate liquidity positions
In 2007, added $700 MM to Spectra Energy facilities and entered into $500 MM facility at SEP.  Liquidity more than adequate for our operations and capital expansion program.
Revolving Credit Commitments 1,500 $   200 $        501 $        2,201 $  500 $
Less: Letter of Credit Utilization (16)         -            -            (16)         -
Plus: Cash / ST Investments 10          -            2               12          170
Total Liquidity Sources 1,494 $   200 $        503 $        2,197 $  670 $
Less: Borrowings (478)       -            (237)          (715)       (250)
Available Liquidity 1,016 $   200 $        266 $        1,482 $  420 $
December 31, 2007*
($MM)
SEP Spectra Capital Westcoast Union Gas Total SE
* Estimated

Spectra Energy 2008 Financial Plan | January 17, 2008
Strong Investment Grade Balance Sheet
$ 11.4 Estimated 12/31/08 Debt Balance (billion)
58.0% Estimated Debt/Total Capitalization
14.4% Estimated FFO / Total Debt
3.2x Estimated FFO / Interest
2008
2008-2010 capital expenditures financed with debt with
substantially no effect on debt/total capitalization or coverage ratios
BBB/Baa1 Spectra Capital
BBB+ Operating Companies*
Credit Ratings
*  Texas Eastern, Union Gas, Westcoast Energy

Spectra Energy 2008 Financial Plan | January 17, 2008
Commodity Exposure Overview
DCP Midstream*
• DCP Midstream’s primary exposure is to NGL prices (for which we assume a 60% price relationship to oil); changes in contract mix have resulted in some exposure to natural gas
•
Estimated average price of crude oil for 2008 is $83 / Bbl¹
•
$1.00 / Bbl change in oil = ~ $12 MM change in EBIT
•
Estimated average price of natural gas for 2008 is $8.00 / MMBtu
• $0.10 / MMBtu change in natural gas = ~ $2 MM change in EBIT
• Empress is exposed to changes in frac spread
• Empress: estimated average frac spread for 2008 is ~ $7.25 /
MMBtu²
• $0.50 / MMBtu change in frac = ~ $16 MM EBIT
• Canadian earnings are exposed to exchange rate risk
• Exchange rate at parity for full year
• $0.01 change in Fx
rate = ~ $3 MM
change in Net Income
Empress
Canadian Dollar
Hedging
•
No hedges in place for above exposures, except cash flow hedges at DCP Midstream’s MLP
*
Represents Spectra Energy’s 50% interest in
DCP Midstream 1
Based upon 2008 forward curve for last half of October
2
Based upon average frac spread for 2006 and 2007

Spectra Energy Transmission Overview Martha Wyrsch President and CEO Spectra Energy Transmission

Spectra Energy 2008 Financial Plan | January 17, 2008
Natural Gas Flows:
Shifting Sources, Growing Demand
Supply Basins
Major Spectra Energy Markets
Current Supply Flows
Future Supply Push
2.5% Pacific Northwest
Source: EEA.
2.2% Lower 48 States
2.5% British Columbia
2.7% Ontario
5.4% Southeast
2.4% Northeast
3.5% Combined SET Markets
Demand Volume CAGR 2005 – 2015:
2.5% Pacific Northwest
Source: EEA.
2.2% Lower 48 States
2.5% British Columbia
2.7% Ontario
5.4% Southeast
2.4% Northeast
3.5% Combined SET Markets
Demand Volume CAGR 2005 – 2015:

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Expansion Opportunities
M&NE Phase IV
(Canaport™)
Dawn Storage
Deliverability
South Peace
Pipeline
Islander East
TIME III
TIME II (Phase II)
Gulfstream III & IV
Copiah Storage
SE Supply Header
M&NE Phase V
Dawn Area
Storage
Moss Bluff
Expansion
Egan Expansion
Pine River
Expansion
Lebanon
Connector
NY City
Extension
AGT East/West
Steckman Ridge
Algonquin J-2
Ramapo
Northern Bridge
Glade Spring
Tribute Storage
Gulfstream
Expansion (G-2)
Dawn-Trafalgar
Phase III
Bronco Pipeline /
West
2008 – 2010
post – 2010

Spectra Energy 2008 Financial Plan | January 17, 2008
2007 Projects In-Service
2007 Projects In-Service
•
Major Projects In-Service in 2007:
• Northeast Gateway - $215 million
• TIME II (Phase I) - $125 million
• Dawn-Trafalgar – Phase II - $130 million
• Moss Bluff & Egan Storage - $60 million
• Western Canadian Gathering & Processing - $40 million
• Other - $80 million
•
Total 2007 EBIT contribution from these projects ~$25 million
•
Additional 2008 EBIT expected to be ~ $50 million
13 projects totaling about $650 million

Spectra Energy 2008 Financial Plan | January 17, 2008
1H09 75 Execution
UST (1/2
SEP) Gulfstream Phase IV
UST
UST
Dist
WC
UST (SEP)
WC
Dist
UST (1/2
SEP)
UST (1/2
SEP)
UST
Dist
UST
UST
Segment
Segment
1H09 / 2H09 35 / 15 Execution Dawn Area Storage
2H08 60 Execution Dawn-Trafalgar Pipeline – Phase III
2H08 20 Execution Glade Spring Expansion
2H08 45 Execution Pine River Phase 3
2H08 / 2H09 60 / 140 Execution Egan Storage (Caverns 4 & 3)
2H09 130 Execution South Peace Pipeline
2H08 65 Execution Gulfstream Phase III
2H08 90 Execution TIME II (Phase II)
2H08 110 Execution Dawn Storage Deliverability
2H08 320 Execution
M&NE Phase IV (Canaport™) Expansion
2H09 350 Execution AGT East to West
2H09 35 Execution Algonquin J-2 Expansion
In-Service
In-Service
Est. CapEx
Est. CapEx
($MM)
($MM)
Status
Status
Expansion Project
Expansion Project
$ 1.8 B $ 1.8 B
245
Total Organic Projects in Execution Total Organic Projects in Execution
Execution 2H08 Ramapo
•
“Execution” – agreement with shippers completed, currently in permitting process and/or in construction
•
Segments:
•
UST = U.S. Transmission
•
UST (SEP) = Part of U.S. Transmission but is Spectra Energy Partners project
•
Dist = Distribution
•
WC = Western Canada Transmission and Processing
Significant Growth Projects
Organic Growth Projects 2008-2010 (Execution)

Spectra Energy 2008 Financial Plan | January 17, 2008
UST
UST
UST
Segment
Segment
2H10
N/A ¹
Development
M&NE Phase V
2H09
N/A ¹
Development
Northern Bridge
In-Service
In-Service
Est. CapEx
Est. CapEx
($MM)
($MM)
Status
Status
Expansion Project
Expansion Project
$  .9 B
$ 2.7 B
N/A ¹
Total Organic Projects in Development
Total Organic Projects (incl Execution)
Development 2H10
TIME III
•
Segments:
•
UST = U.S. Transmission
•
UST (SEP) = Part of U.S. Transmission but is Spectra Energy Partners project
•
Dist = Distribution
•
WC = Western Canada Transmission and Processing
Significant Growth Projects
Organic Growth Projects 2008-2010 (Development)
•
“Development” – in various stages of negotiation
1
Not Available - Scope of project subject to change

Spectra Energy 2008 Financial Plan | January 17, 2008
UST
UST
Dist
Segment
Segment
1H09 125 Execution
Steckman Ridge Storage
1H08 35 Execution
Tribute Storage
In-Service
In-Service
Est. CapEx
Est. CapEx
($MM)
($MM)
Status
Status
Expansion Project
Expansion Project
$ 0.7 B $ 0.7 B
500
Total Greenfield Projects in Execution Total Greenfield Projects in Execution
Execution 2H08
Southeast Supply Header
•
Segments:
•
UST = U.S. Transmission
•
UST (SEP) = Part of U.S. Transmission but is Spectra Energy Partners project
•
Dist = Distribution
•
WC = Western Canada Transmission and Processing
Significant Growth Projects
Greenfield Projects 2008-2010
•
“Execution” – agreement with shippers completed, currently in permitting process and/or in construction

Spectra Energy 2008 Financial Plan | January 17, 2008
N/A ¹
Development UST
Bronco Pipeline / West
N/A ¹
Development
UST (1/2
SEP)
Moss Bluff Storage Expansion
N/A ¹
Development UST
NY City Extension (formerly Rockaway Beach)
N/A ¹
Development UST
Islander East
N/A ¹
Development UST
Copiah Storage
N/A ¹
Development UST
Lebanon Connector
UST (1/2
SEP)
Segment
Segment
Est.
Est.
CapEx
CapEx
Status
Status
Expansion Project
Expansion Project
$4 B – $5 B
N/A ¹
Total Major Opportunities post-2010
Development
Gulfstream Expansion (G-2)
•
Segments:
•
UST = U.S. Transmission
•
UST (SEP) = Part of U.S. Transmission but is Spectra Energy Partners project
•
Dist = Distribution
•
WC = Western Canada Transmission and Processing
Significant Growth Projects
Major Opportunities post-2010
•
“Development” – in various stages of negotiation
1
Not Available - Scope of project subject to change

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 Projects In-Service
•
Major Projects expected to be in-service in 2008:
•
Southeast Supply Header - $500 million
• Ramapo - $245 million
• M&NE Phase IV - $320 million
• Dawn Storage Deliverability/Tribute- $145 million
• Time II (Phase II) - $90 million
• Gulfstream Phase III - $65 million
• Dawn Trafalgar Phase III – $60 million
• Egan Storage Expansion - $60 million
• Pine River Phase 3 - $45 million
•
Total 2008 EBIT contribution from these projects ~$90 million
•
Additional 2009 EBIT expected to be ~ $110 million
About $1.5 billion of projects expected to be placed in-service in 2008

Spectra Energy 2008 Financial Plan | January 17, 2008
Spectra Energy Partners
•
Primary objective to grow cash distributions per unit
• 2008 provides avenues for distribution growth
• Organic Projects
• ETNG Glade Spring project expected in-service 2H08
• Gulfstream Phase III expected in-service July 2008
• Egan Storage project expected in-service August 2008
• Drop-down opportunities
• Saltville Gas Storage acquisition - expected to close
during 2
nd
quarter 2008
• Potential 3
rd
party acquisitions
SEP plays an important role as Spectra Energy
pursues growth opportunities

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 SET Business Plan Summary
• Continued solid EBIT from all business units
• 2008 Focus Areas
•
Successful execution on CapEx projects
•
Cost management
•
Superior customer service
•
Continued focus on safety
•
Seek MLP opportunities to help accelerate growth
Expect 7-9% CAGR in ongoing EBIT from SET businesses
for 2007 - 2010

DCP Midstream Overview Tom O’Connor Chairman, President and CEO DCP Midstream

Spectra Energy

dcp Midstream
dcp Midstream Partners

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
Organizational Structure
64.6% Common
LP Interest
33.9% LP Interest
1.5% GP Interest
NYSE: DPM
50%
50%
ConocoPhillips
ConocoPhillips
ConocoPhillips
Public Public
Unitholders Unitholders
Spectra Energy
Spectra Energy
Spectra Energy
DCP Midstream enjoys strong sponsor support and is a
significant contributor to Spectra Energy’s earnings

ID
WY
SD
UT
CO
AZ
NM
OK
TX
LA
AL
FL

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
DENVER
TULSA
MIDLAND
HOUSTON
DCP Midstream
Strategic Assets with Scale and Scope
DCP has the scale to be efficient and geographic diversity
to compete for growth
(1)
Includes DCP Midstream Partners Volumes
2007 Volumes
Total Throughput             6.8  Bcf/d
Gathered & Processed   5.5  Bcf/d
Natural Gas Liquids 360 MBpd
(1)
DCP Midstream Stats
DCP Midstream
DCP Midstream Plant
DCP Midstream Partners Plant
53 Plants, 10 Fractionators
DCP Midstream Pipelines
DCP Midstream Partners Pipelines
58,000 Miles of Pipeline
Gas Storage
Major Offices
Oil & Gas Basins

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
2007 Achievements
• Expect to achieve EBIT target of $1.2B, EBITDA of $1.5B
• Dividends to parents, including tax distributions, were $1.4B
• Completed the $635MM Momentum acquisition in
conjunction with Partners
•
Midstream buys $470MM Barnett Shale assets and Partners
buys $165MM Rockies assets
• Completed the $270MM Discovery and East Texas
dropdowns to Partners
Robust liquids prices tempered by weather events drove strong financial performance.  New growth platforms advanced.
(All amounts are at 100%)

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
Business Trends
DCP Midstream (100%)
ROCE Trend
0%
5%
10%
15%
20%
25%
30%
2004 2005 (1) 2006 2007B 2008 (2)
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
$70.00
$80.00
$90.00
ROCE WTI - Crude
Positives
• Robust Drilling
• Favorable Pricing
• Improving Efficiency
DCP’s exceptional asset position and contract regime have
delivered accelerating returns and financial strength
Challenges
• Focused Competition
• Shifting Contract Mix
• Industry Cost Inflation
(1) Excludes $1.137 billion gain from the sale of the TEPPCO GP
(2) Based on late October forward market curve for crude oil of $83 and
60% NGL to crude relationship

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
2008 Initiatives
•
Customer Focused Operations
• Plant reliability
• Fuel and loss efficiency
•
Cost Control
• Targeted cost reductions
• Continued efficiency investment
•
Selective Growth
• Aggressive volume attachment
• $220MM Midstream expansion
capex (100%)
•
Leverage DCP Partners
Advantage
• Funding source for growth
• Opportunity to grow GP
distribution
Execution on these initiatives will position DCP Midstream to achieve record earnings and sustainable performance

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
2008 Financial Plan Summary
DCP Midstream
Earnings (100% level)
($MM)
(1)
EBIT $1,500
EBITDA $1,900
Net Income $1,300
(2)
Dividends / Tax Distributions $1,200
(2)
DCP Midstream CapEx $460
(3)
12/31/08 Credit Ratios:
EBITDA / Interest 10.4x
Debt / Capitalization 55%
(1) Based on late October forward market curve for crude oil of
$83 and 60% NGL to crude relationship
(2) Spectra Energy receives 50% of net income, dividends and tax distributions
(3) Excludes DCP Midstream Partners CapEx
Long gas position arises due to change in contract mix versus
2007. Crude oil sensitivity reduced.
=+/-$4MM +/-$0.10MMBtu $8
Natural
Gas
=+/-$24MM +/-$1.00 bbl $83 Crude (1)
12 month
EBIT Impact Sensitivity Forecast
2008 Commodity Forecast
and Sensitivity (100% level)

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
2008 Margin / Volume By Contract Forecast
POP, 70%
Other (2), 12%
Fee Gas, 8%
KW, 10%
Contract Restructuring has increased Percent of Proceeds and reduced Keepwhole volumes
Margin $ by Contract Type – 2008 Forecast (1)
Total 2008 Margin - $2.7 Billion
(1) Includes DCP Midstream Partners
(2) "Other" includes condensate sales, NGL trading and marketing, gas marketing and other activity.
(3) Certain volumes earn duplicate revenue streams (i.e. both fee plus processing economics)
DCP Midstream 2008 Projected Margins
and Volumes (1)
Volume -
Bcf/d (3)
Margin / MMBtu
.8 $0.91 KW
4.4 $0.13 Fee Gas
4.8 $1.05 POP
Volume Gathered and Processed 6.0 Bcf/d
Total Throughput 7.4 Bcf/d

Spectra Energy 2008 Financial Plan | January 17, 2008
DCP Midstream
2008 Business Plan Summary
• Record Earnings and Dividends from Operations
•
EBIT of $1.5B (100%)
•
EBITDA of $1.9B (100%)
•
Equity earnings of $650MM to Spectra Energy
• 2008 Focus Areas
•
Reliable and efficient service
•
Cost discipline
•
Volume growth and asset expansion
•
Partners expansion

Investment Considerations Fred Fowler President and CEO Spectra Energy Corp

Spectra Energy 2008 Financial Plan | January 17, 2008
Key Investment Highlights
Premier Natural Gas Infrastructure Company
Attractive industry dynamics
Positioned in fastest growing markets
Diverse supply base
Management depth and experience
Strong investment grade balance sheet and stable cash flows
Financial flexibility
Solid, steady growth and attractive dividend yield
Targeted EPS growth plus dividend yield provides estimated
total shareholder return in the 10% range

Questions & Answers

Appendix 1: Asset Maps

Northeast Transmission
Maritimes & NE
NE Gateway
Algonquin
Texas Eastern
Southeast Transmission & Storage
East Tennessee
SE Supply Header
MHP
HOUSTON
Gulfstream
Spectra Energy Transmission – U.S.
Corporate Headquarters
Storage Facility
Market Hub Partners Storage
LNG Facility

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
U.S. Transmission
2007 Natural Gas Throughput 2.2 Tcf
Transmission Pipe 12,800 mi
Total System Compression 1.9MM HP
Total Storage Capacity ~ 115 Bcf

Manitoba
Ontario
Quebec
New York
Michigan
Indiana
Ohio
Lake Superior
Lake Michigan
Lake Huron
Georgian Bay
Lake Erie
Lake Ontario
HAGAR LNG STORAGE
TRAFALGAR
PARKWAY
BRIGHT
LOBO
DAWN
CHATHAM
LEGEND
Union Gas Pipelines
Centra Transmission Line
Interconnect Pipelines
Union Gas Compressors
DISTRICT BOUNDARIES
Windsor/Chatham
London/Sarnia
Waterloo/Brantford
Hamilton
Halton
Eastern
Northeast
Northwest
Revised Jan 25, 2007.

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Distribution
Total Retail Customers 1.3 million
Annual Net Increase in Customers 25,000 – 30,000
Distribution Pipeline 35,000 miles
Storage Capacity 150 Bcf
Transmission Capacity 5.0 Bcf/d
Transmission Pipe 3,000 miles

Spectra Energy Transmission
Western Canadian Operations
BC Pipeline
BC Field Services
Midstream
Natural Gas Liquids
NT
BC
AB
SK
MB
ON
MT
Jedney Plants
Highway Plant
Peggo Plant
Boundary Lake Plant
Pouce Coupe Plant
Fourth Creek Plant
West Doe Plant
Sunrise Plant
Gordondale West Plant
Gordondale East Plant
ALTA
Brazeau Plant
Nevis Plant
Western Canadian Sedimentary Basin
VANCOUVER
CALGARY
MEDICINE HAT
REGINA
WINNIPEG

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Western Canada Gas Transmission & Processing
BC Field Services
Miles of Raw Gas Gathering:  1,600
Processing Capability:  2.1 Bcf/d
Major Markets:  BC, PNW, Alberta,
US Midwest
Midstream –
Spectra Energy
Income Fund
Miles of Raw Gas Gathering:
1,000
Processing Capacity:  0.9 Bcf/d
Natural Gas Liquids –
Empress
System
NGL Extraction Capacity:  2.4 Bcf/d
NGL Fractionation Capacity:  50,000
bbl/d
NGL Storage Capacity:  4 MMbbl
Miles of Pipe:  600
Major Markets: Western Canada,
Northern US
BC Pipeline
Miles of Pipeline:  1,800
Peak Day Capacity:  2.2 Bcf/d
Major Markets:  British Columbia,
Pacific Northwest

Spectra Energy

ID
WY
SD
MN
NE
IA
NV
UT
CO
KS
AZ
NM
OK
TX
LA
MS
AL
FL

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
DENVER
TULSA
MIDLAND
HOUSTON
Field Services
(1)
Includes DCP Midstream Partners Volumes
2007 Volumes
Total Throughput             6.8  Bcf/d
Gathered & Processed   5.5  Bcf/d
Natural Gas Liquids 360 MBpd
(1)
DCP Midstream Stats
DCP Midstream
DCP Midstream Plant
DCP Midstream Partners Plant
53 Plants, 10 Fractionators
DCP Midstream Pipelines
DCP Midstream Partners Pipelines
58,000 Miles of Pipeline
Gas Storage
Major Offices
Oil & Gas Basins

Appendix 2: 2008 Supplemental Financial Data

Spectra Energy 2008 Financial Plan | January 17, 2008
2008 Key Assumptions
• Commodity strips based on late October forward prices:
• Crude Oil:  $83 / Bbl (WTI)
• NGL/Crude price relationship:  60%
• Natural Gas:  $8.00 / MMBtu (NYMEX)
•
Empress Frac Spread:  ~ $7.25 / MMBtu
• Canadian Dollar/US Dollar:  Parity
• 2008 Expensed Project Development costs of about $25 million
• Interest Expense:  $670 million
• Long Term Debt Costs
• Embedded average cost of existing debt at 12/31/07 is 7.0%
• US - New Debt – Market rate when issued (Forecast assumes 6.5%)
• Canada - New Debt - Market rate when issued (Forecast assumes 5.5%)
• No Equity Issuances in forecast period
• 2008 Dividend increase to $0.92/share; subject to Board approval, grows at
$0.04/share per year through 2010
• Effective Tax Rate: ~33%
• Fully Diluted Shares Outstanding:  639 million

($MMs)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Current Debt Maturity Profile
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
TETLP Algonquin East Tenn Westcoast Union Gas M&N - US M&N - Can SE Capital
As of 12/31/07
* Excludes bank debt at SEP
Total maturities for any one
year are less than 10% of
outstanding debt

$/bbl
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
2007 Crude Oil
$50
$55
$60
$65
$70
$75
$80
$85
$90
$95
$100
Settled Prices 2007
SE 2007 Annual Avg
Forecast Assumption
as of 9/15/06 ($68.5)
2007 Annual Avg of
Settled Prices as of
12/31/07 ($72.3)
Pricing information compiled from NYMEX WTI

CAD per USD
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
2007 Canadian Dollar
0.94
0.98
1.02
1.06
1.10
1.14
1.18
Settled Prices 2007
SE 2007 Annual Avg
Forecast Assumption
as of 9/15/06 (1.11)
2007 Annual Avg of
Settled Prices as of
12/31/07 (1.07)
Pricing information compiled from Bloomberg.

Appendix 3: Major Projects

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
M&N Phase IV Expansion
Well-Positioned for Growth
M&N Phase IV Expansion
MNP Phase IV Expansion
- 5 New Compressor Stations
- 2 Station Upgrades
- 2 Miles 30-inch Loop
Maritimes & Northeast Pipeline
Existing Compressor Stations
New Compressor Stations
Brunswick Pipeline (Emera)
Corridor Resources
Supply Lateral (Corridor)
Portland Portland
Moncton
Moncton
Quebec
Quebec
City City
Nova Nova
Scotia
ScotiaScotia
New
New New
Brunswick Brunswick
Quebec
Quebec
Maine
Maine
VT
VT
NH
NH
Prince
Prince
Edward Edward
Island
IslandIsland
Halifax
Halifax
Boston Boston
Fredericton
FrederictonFredericton
Goldboro
Goldboro
Bangor
Bangor
Saint
Saint
John
John
Point Tupper
Point Tupper
PNGTS
PNGTS
Algonquin Algonquin
MA MA
Westbrook
WestbrookWestbrook
Repsol-
Irving
Canaport™
LNG
MNP Phase IV Expansion
- 5 New Compressor Stations
- 2 Station Upgrades
- 2 Miles 30-inch Loop
MNP Phase IV Expansion
- 5 New Compressor Stations
- 2 Station Upgrades
- 2 Miles 30-inch Loop
Maritimes & Northeast Pipeline
Existing Compressor Stations
New Compressor Stations
Brunswick Pipeline (Emera)
Corridor Resources
Supply Lateral (Corridor)
Maritimes & Northeast Pipeline
Existing Compressor Stations
New Compressor Stations
Brunswick Pipeline (Emera)
Corridor Resources
Supply Lateral (Corridor)
Portland Portland
Moncton
Moncton
Quebec
Quebec
City City
Nova Nova
Scotia
New
Brunswick Brunswick
Quebec
Quebec
Maine
Maine
VT
VT
NH
NH
Prince
Prince
Edward Edward
Island
Halifax
Halifax
Boston Boston
Fredericton
Goldboro
Goldboro
Bangor
Bangor
Saint
Saint
John
John
Point Tupper
Point Tupper
PNGTS
PNGTS
Algonquin Algonquin
MA MA
Westbrook
Repsol-
Irving
Canaport™
LNG
• Compression and pipe
expansion to connect Maritimes
& Northeast to Canaport™ LNG
Terminal via Brunswick Pipeline
•
Canaport™
is a LNG receiving
and regas terminal developed by
Repsol YPF & Irving Oil located
in Saint John, New Brunswick
• 25 year firm contract with Repsol
for 730,000 Mmcf/day on
Maritimes’ US system
• Construction commenced
Summer 2007
• In-service 2H08
• Est. capital expenditures: $320
million (100%)
• M&NE pipeline is joint venture
with Exxon and Emera

Algonquin Gas Transmission
Ramapo Expansion Project
Over 81,000 HP of additional compression added
HARTFORD
CT
NY
NJ
Brookfield M&R Upgrade
Stony Point 17,800 HP Increase
Southeast 18,010 HP Increase
Oxford Comp. Station 37,700 HP
Algonquin Gas Transmission
Ramapo M&R Upgrade
Islander East Pipeline Project
Long Island
Hanover 7,700 HP Increase
NEW YORK
Existing Compressor Station
New Compressor Station
Meter and Regulation Station (M&R)
4.8 miles of 42” pipeline replacement
Jan 4, 2008

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
• Almost 5 miles of 42” pipeline
replacement downstream of Ramapo,
NY
• New compressor station at Oxford, CT
(37,700 HP)
• HP upgrades/additions at Southeast,
Stony Point, and Hanover compressor
stations (43,510 HP)
• New meter installations connecting
Algonquin to Millennium (Ramapo, NY)
and Iroquois (Brookfield, CT)
• Pipeline capacity of  312 Mmcf/d
• Customers are Con Edison and
National Grid
• Est. capital expenditures: $245 million
• In-service 2H08
Well-Positioned for Growth
Ramapo
Well-Positioned for Growth
Ramapo

PROPOSED DAWN STORAGE DELIVERABILITY PROJECT: 156 & 59-85 STORAGE POOLS UPGRADES
PROPOSED PIPELINE
DAWN AREA STORAGE: PROPOSED SARNIA AIRPORT & SOMBRA STORAGE
PROPOSED TRIBUTE STORAGE
EXISTING SPECTRA ENERGY STORAGE POOLS
EXISTING UNION GAS PIPELINES
Lake Huron
SARNIA AIRPORT POOL
SARNIA
BLUEWATER LINE
Ontario
ST. CLAIR LINE
156 STORAGE POOL
TRAFALGAR LINE
VECTOR PIPELINE
TRANSCANADA
SOMBRA POOL
Michigan
To LONDON
59-85 STORAGE POOL
DAWN OPERATIONS CENTRE
PANHANDLE LINE
To WINDSOR
MUNICIPALITY OF CHATHAM-KENT
Georgian Bay
Lake Huron
OWEN SOUND
Ontario
TORONTO
CLINTON
TRIBUTE POOL
TRAFALGAR
PARKWAY
KIRKWALL
Lake Ontario
BRIGHT
HAMILTON
LOBO
LONDON
SARNIA
DAWN
WINDSOR
DETROIT
Lake St. Clair
CHATHAM
SANDWICH
Lake Erie
Union Gas Service Area
Transmission Lines:
Primary
Secondary
Major Compressor Station

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Major Dawn Storage Projects
Well-Positioned for Growth
Major Dawn Storage Projects
Dawn Storage Deliverability:
• New compressor at Dawn Plant, 11 new
wells, about 1 mile of pipeline
• Est. capital expenditures:
$110 million
• In-service 2H08
Dawn Area Storage:
• Sarnia Airport
• 50/50 JV with AltaGas – over 5 Bcf of
capacity
• 3 new wells, compressor plant,
construct 11 miles of pipeline
• Est. capital expenditures:
$25 million (Spectra Energy’s share)
• In-service 1H09
• Sombra
• Acquired about 1 Bcf of capacity
• Est. capital expenditures:
$15 million
• In-service 2H09
Tribute Storage:
• Acquired 75% interest in storage
development company, developing 3 Bcf
of new storage capacity
• Will develop 2 new wells, compressor
plant, over 5 miles of pipeline
• Est. capital expenditures:
$35 million (Spectra Energy’s share)
• In-service 1H08

Spectra Energy

Dawn-Trafalgar Expansion Project:
Phase II (2007) & Phase III (2008)
Phase II Projects:
• Strathroy to Lobo CS - Loop Addition
• Parkway CS - Additional Compression
Phase III Projects:
• Bright C - Additional Compression
uniongas
A Spectra Energy Company
PARKWAY
KIRKWALL
BRIGHT
LOBO
DAWN
SANDWICH
N
Union Gas Transmission Lines
Major Compressor Station
Distribution Service Area
0801-14591 Jan 11, 2008

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Dawn-Trafalgar Phase III
Well-Positioned for Growth
Dawn-Trafalgar Phase III
• All commercial contracts have
been executed
• All major materials on order for
Phase III
• In-service dates:  Phase II –
completed in 2H07; Phase III -
2H08
• Est. capital expenditures: Phase III
$60 million

Texas Eastern TIME II Expansion Project
New Compressor Station
Compressor Station HP Addition
Proposed Pipeline Loop/Replacement
2007 Projects In-service
2008 Projects
6.25 mile 36" Pipe Replacement
16,000 HP Addition at Uniontown Compressor Station
6.50 mile 36" Pipe Replacement
New Heidlersburg Compressor Station with 18,000 HP Electric Unit
10.0 mile 36" Pipe Replacement
4.02 mile 36" Loop
4.79 mile 36" Pipe Replacement
Leidy Storage
Oakford Storage
Perulack
Holbrook
Uniontown
Bedford
Accident Storage
Chambersburg
Eagle
Hanover
New York
Lambertville
NY/NJ MARKET AREA
AGT
Islander East Project
Lebanon
Five Point
Berne
Washington
Cove Point LNG
DOMINION
OH
PA
NY
MA
CT
NJ
MD
DE
WV
VA
KY
Texas Eastern Transmission
Pipeline
Compressor Station
Storage Facility
0801-14592 Jan 11, 2008

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Time II
Well-Positioned for Growth
Time II
• Phase II of project to provide 150
Mmcf/d of new transportation
service from Lebanon, OH to New
Jersey commencing 2008.
• Total project facilities include 4
miles of new pipeline looping, 28
miles of replacement pipeline
installation, construction of a new
compressor station, additional
compression at an existing station
• Construction began June, 2007
• 15 year and 10 year firm contracts
underpin this expansion
• Customers: Phase I – NJR Energy
Services; Phase II – New Jersey
Natural Gas; PSEG Power, LLC
• Est. capital expenditures: Phase II
$90 million
• In-service:  Phase I – completed
12/1/07; Phase II - 2H08

Citrus
Hernando
Lake
Seminole
Orange
Pasco
Pinellas
Hillsborough
Tampa
Osceola
Polk
Brevard
St. Petersburg
18.0 Mile - 20" Extension
FL
Indian River
Manatee
Hardee
Okeechobee
St. Lucie
Highlands
Sarasota
De Soto
Martin
Phase I
Phase II Extension
Phase III Extension
Phase IV Extension
Charlotte
Glades
34.5 Mile - 30" Extension
Lee
Hendry
Palm Beach

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Gulfstream Phase III & IV
Well-Positioned for Growth
Gulfstream Phase III & IV
• Gulfstream Phase III:
• 34.5 miles of 30” pipeline in
Martin & Palm Beach counties, FL
• 345 Mmcf/day firm capacity
• Construction to begin 1Q, 2008
• Customer:  Florida Power & Light
• Est. capital expenditures $65
million (Spectra Energy’s share)
• In-service 2H08
• Gulfstream Phase IV:
• 18 miles of 20” pipeline in Tampa
Bay, FL ; two 15,000 HP
compression units onshore
Florida, one 15,000 HP unit at
Coden, AL
• 155 Mmcf/day firm capacity
• Construction starts January, 2008
• Customer:  Progress Energy
• Est. capital expenditures $75
million (Spectra Energy’s share)
• In-service 1H09
• Gulfstream is jointly owned by Spectra
Energy (SE 25.5% and SEP 24.5%)
and Williams

Texas Eastern Transmission
Egan
Moss Bluff
Gulfstream
Moss Bluff
EGAN HUB STORAGE FACILITY
mi
0 20 40 60

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Egan Storage Expansion
• Egan Hub is strategically located
along the Gulf Coast and
interconnects with 7 major pipelines
including Texas Eastern
• Cavern #4 Project:
•
Currently under construction
•
Total est. capital expenditures
$60 million
•
Full 8 Bcf of capacity in-service
2H08
• Cavern #3 Project:
•
Add 8 Bcf of capacity and 16
miles of 24” pipe
•
Est. capital expenditures $140
million
•
Capacity phased-in service
beginning in 2H09

YK
NT
BC
AB
USA
Charlie Lake
FORT ST. JOHN
District of Taylor
Peace River
Spectra Energy McMahon Gas Plant
River
Moberly River
Moberly Lake
CHETWYND
Pine
GROUNDBIRCH
Proposed South Peace Pipeline
Kiskatinaw River
BC
DAWSON CREEK
Murray River
Kiskatinaw River
West
N
0 5 10 15 20
1:250,000 km
(Locations are approximate)
Existing Spectra Energy Pipelines
Existing Storm Exploration Inc. 12” Pipeline
Nov 30, 2007

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
South Peace Pipeline
Well-Positioned for Growth
South Peace Pipeline
• Proposed pipeline in northeast B.C.
to connect Fort St. John resource
area to McMahon processing plant
• Over 50 miles of 20” pipeline with
approximately 220 Mmcf/day
capacity
• Est. capital expenditures about $130
million
• In-service 2H09

Algonquin Gas Transmission
Proposed East to West Expansion Project
Burrillville C/S Reverse 30 inch with Cooling
Cromwell C/S Reverse 26 inch & Reverse 30 inch with Cooling
Southeast C/S Reverse 30 inch
Hanover C/S Reverse 30 inch
New Compressor Station Rehoboth, MA
I-10 Extension Install 14 miles of 36" Loop
Q-1 System Lift & Replace 6.3 miles of 24" with 36"
E-3 System Lift & Replace 11 miles of 4"/6" with 12"
Northeast Gateway
BOSTON
NEW YORK
Proposed Islander East
MA
NY
CT
RI
NJ
M&N
TEXAS EASTERN
Existing Compressor Station
Proposed New Compressor Station
Proposed 36" Pipeline Loop
Proposed Pipeline Lift & Replacement
Nov 19, 2007

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
AGT East to West
Well-Positioned for Growth
AGT East to West
• .75 Bcf/day capacity expansion on
AGT to facilitate east to west flows of
new LNG supplies into NE market
• 14 miles of pipeline looping, 17 miles
of replacement pipeline, 1 new
compressor station, reverse flow at 4
compressor stations, upgrade
metering equipment at 29 stations
• Customers:  Excelerate Energy;
Suez LNG; Narragansett Electric;
Yankee Gas; City of Norwich, CT
• Est. capital expenditures about $350
million
• In-service 2H09

Southeast Supply Header Route
Perryville Hub
Delhi Station
Center Point 24"
Center Point 42"
Columbia Gulf
Gulf South
Texas Eastern
Gwinville Station
SONAT
Collins Booster Station
Transco
Petal Booster Station
Tennessee
ALABAMA
MISSISSIPPI
LOUISIANA
FGT
Lucedale Station
Coden
Transco (South), Gulf South (South) and Gulfstream
Interconnecting Pipeline
Mainline Compressor Station
Booster Station

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Southeast Supply Header
Well-Positioned for Growth
Southeast Supply Header
• 270 miles of pipe from Perryville Hub
in NE La. to Mobile, Al.
• 1.0 Bcf/d capacity
• 50/50 partnership with CenterPoint
Energy
• Provides access to growing onshore
shale gas basins as an alternative to
offshore supply
• 95% of capacity is subscribed under
firm, long-term agreements –
Customers are:  FPL, Progress
Energy, Southern, Tampa Electric,
EOG Resources
• Construction commenced October,
2007
• Capital expenditures: Approx. $500
million (Spectra Energy’s share)
• In-service 2H08

Steckman Ridge Storage
Algonquin Gas Transmission
Texas Eastern Transmission
Compressor Station
Lake Erie
NY
VT
MA
CT
AGT
Islander East Project
PA
TEXAS EASTERN
IN
OH
Bedford
Chambersburg
Uniontown
NJ
MD
Lebanon
Steckman Ridge
DE
KY
WV
LNG Plant
VA
0 16 32 48 64 80
Miles
0801-14558 Jan 7, 2008

Innovate... Invest... Deliver.

Spectra Energy 2008 Financial Plan | January 17, 2008
Well-Positioned for Growth
Steckman Ridge Storage
Well-Positioned for Growth
Steckman Ridge Storage
• Strategically located storage
capacity along Texas Eastern
system in Bedford County, PA
• Proposed 12 Bcf of storage, 1
compressor station, 7 miles of
16” pipe and 4 miles of lateral
pipe
• 50/50 partnership with New
Jersey Resources
• FERC filing made on 11/1/07
• Est. capital expenditures:  $125
million (Spectra Energy’s share)
• In-service 1H09

Spectra Energy 2008 Financial Plan | January 17, 2008
110 100 Cost Increase Dawn Storage Deliverability
350 500 Changed Scope AGT East to West
-- -- New Development Project M&NE Phase V
75 65 Refine Scope Gulfstream Phase IV
500 400 Cost Increase Southeast Supply Header
In-Service 10 Complete Moss Bluff Storage
In-Service 40 Complete Accident Storage
In-Service 40 Complete Western Canadian Gathering & Processing
In-Service 10 Complete St. Clair Power
In-service / 60 & 140 50 / 200
2007 Phase Complete /
Update In-Svc
Egan Storage
In-service / 90 120 / 90 Phase I (2007) Complete TIME II
In-service / 60 115 / 50 Phase II Complete / Phase
III Refine Scope
Dawn-Trafalgar Pipeline
In-Service 20 Complete Cape Cod
In-Service 240 Complete Northeast Gateway
35 / 15 -- Move to Execution/Update
In-Svc
Dawn Area Storage
45 -- Move to Execution Pine River Phase 3
130 -- Move to Execution South Peace Pipeline
Updated CapEx
Updated CapEx
($MM)
($MM)
Prior CapEx
Prior CapEx
($MM)
($MM)
Reason for Change
Reason for Change
Expansion Project
Expansion Project
200 Cost Increase 245 Ramapo
Significant Growth Projects
Significant Growth Projects
Changes between EOY 2007 and 2008 forecast
Changes between EOY 2007 and 2008 forecast

Spectra Energy 2008 Financial Plan | January 17, 2008
-- -- New Development Project Bronco Pipeline/West
-- -- Move In-Svc Date to Post-2010 Moss Bluff Storage Expansion
-- -- Move In-Svc Date to Post-2010 Lebanon Connector
-- -- Move In-Svc Date to Post-2010 Copiah Storage
-- -- New Development Project Gulfstream Expansion (G-2)
-- --
Name Chg from Rockaway
Beach / Move In-Svc Date to
Post-2010
NY City Extension
Prior CapEx
Prior CapEx
($MM)
($MM)
Updated CapEx
Updated CapEx
($MM)
($MM)
Reason for Change Reason for Change Expansion Project
Expansion Project
Significant Growth Projects
Significant Growth Projects
Changes between EOY 2007 and 2008 forecast
Changes between EOY 2007 and 2008 forecast

Spectra Energy

Spectra Energy℠

Innovate... Invest... Deliver.

63 Spectra Energy 2008 Financial Plan | January 17, 2008

Spectra Energy Corp

Non-GAAP Reconciliation for SEC Regulation G

2008 Outlook and Financial Plan

January 17, 2008

Employee Incentive Targets

The materials for Spectra Energy’s 2008 Outlook and Financial Plan January 17, 2008 presentation include a discussion of the 2007 and 2008 ongoing fully diluted earnings per share (“EPS”) employee incentive targets and targeted annual ongoing diluted EPS growth from 2007-2009 for Spectra Energy. The EPS measure used for employee incentive bonuses is based on ongoing fully diluted EPS. Ongoing fully diluted EPS is a non-GAAP financial measure as it represents fully diluted EPS from continuing operations adjusted for the per-share impact of special items. Special items represent certain charges and credits which management believes will not be recurring on a regular basis. The most directly comparable GAAP measure for ongoing fully diluted EPS is fully diluted EPS from continuing operations, which includes the impact of special items. Due to the forward-looking nature of this non-GAAP financial measure, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to forecast any special items for future periods.

2008 Forecasted Ongoing Net Income

The materials for Spectra Energy’s 2008 Outlook and Financial Plan January 17, 2008 presentation include a discussion of the 2008 forecasted ongoing net income. Ongoing net income is a non-GAAP financial measure as it represents net income adjusted for the impact of special items. Special items represent certain charges and credits which management believes will not be recurring on a regular basis. The most directly comparable GAAP measure for ongoing net income is net income, which includes the impact of special items. Due to the forward-looking nature of this non-GAAP financial measure, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to forecast any special items for future periods.

Forecasted 2008 Total Ongoing Segment and Other EBIT and EBITDA

The materials for Spectra Energy’s 2008 Outlook and Financial Plan January 17, 2007 presentation include a discussion of forecasted 2008 ongoing EBIT and EBITDA (earnings before interest, taxes and depreciation and amortization) for Spectra Energy’s reportable segments and for Other, which represents the remainder of Spectra Energy’s operations. Forecasted 2008 ongoing segment and Other EBIT and EBITDA amounts are non-GAAP financial measures as they reflect segment and Other EBIT and EBITDA adjusted for the impact of special items. Special items represent certain charges and credits which management believes will not be recurring on a regular basis. The most directly comparable GAAP measures for forecasted ongoing segment and Other EBIT and EBITDA are reported segment and Other EBIT and depreciation and amortization from continuing operations, which includes the impact of special items. The most directly comparable GAAP measure for total ongoing segment and Other EBIT and EBITDA is reported earnings from continuing operations before income taxes, which includes the impact of special items. Due to the forward-looking nature of these non-GAAP financial measures for future periods, information to reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measure is not available at this time, as management is unable to forecast any special items for any future periods.

Credit Metrics

The materials for Spectra Energy’s 2008 Outlook and Financial Plan January 17, 2008 presentation include a discussion of credit metrics including Funds From Operations (FFO) to Total Debt and an FFO Interest Coverage ratio. These metrics reflect non-GAAP financial measures. FFO is calculated as cash provided by operating activities on a GAAP basis less changes in working capital. The numerator of the FFO Interest Coverage ratio is FFO plus cash paid for interest, inclusive of capitalized interest. The denominator of the FFO Interest Coverage ratio is calculated as total interest expense, inclusive of capitalized interest.

Spectra Energy Corp

Cash Flow Reconciliation Required by SEC Regulation G

2008 Outlook and Financial Plan

January 17, 2008

($ in Millions)

		Forecast 2008
Primary Sources:
Ongoing net income (Based on $1.56 per ongoing diluted share target) (1)	a	$1,000
Depreciation & amortization	a	605

Total Sources		1,605

Primary Uses:
Capital and investment expenditures	b	(2,420)
Dividends		(580)
Other sources/(uses), net		(60)

Total Uses		(3,060)

Net Sources / (Uses)		$(1,455)

Reconciliations to amounts per U.S. GAAP reporting:
Operating cash flow components from above [summation of (a)]		$1,605
Reconciling items to GAAP operating cash flow
Changes in operating working capital	c	(245)
Deferred income taxes	c	105
Minority interest	c	70
Undistributed equity earnings in unconsolidated affiliates	c	(50)
Net change in other assets and liabilities	c	(90)

Net cash provided by operating activities per GAAP Consolidated Statement of Cash Flows		$1,395

Investing cash flow components from above [item (b)]		$(2,420)
Other, net	c	20

Net cash used in investing activities per GAAP Consolidated Statement of Cash Flows		$(2,400)

Other sources/(uses), net
Summation of (c)		$(190)
Change in preferred stock of subsidiaries		(25)
Net contributions from minority interests		75
Decrease in short-term investments		80

Total other sources/(uses), net		$(60)

Notes:

(1)	Forecasted net income of $1,000 million for 2008 is based on Spectra Energy’s 2008 employee incentive earnings target of $1.56 per share. The measure used for employee incentive bonuses is based on ongoing diluted earnings per share (EPS). Ongoing diluted EPS is a non-GAAP financial measure as it represents diluted EPS from continuing operations adjusted for the per-share impact of special items. Special items represent certain charges and credits which management believes will not be recurring on a regular basis. The most directly comparable GAAP measure for ongoing diluted EPS is reported diluted EPS from continuing operations, which includes the impact of special items. Due to the forward-looking nature of this non-GAAP financial measure, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to forecast all special items for future periods.

Spectra Energy Corp

Credit Metrics Reconciliations Required by SEC Regulation G

2008 Outlook and Financial Plan

January 17, 2008

($ in Millions)

		Estimated 2008
Funds From Operations to Total Debt
Net cash provided by operating activities		$1,395
Remove changes in working capital		245

Funds from operations (FFO)	a	$1,640

Estimated total debt	b	$11,395

FFO / Total Debt		14.4%	a/b

Funds From Operations Interest Coverage
Interest expense		$695
Less amortization of debt discount and expense		(10)
Add capitalized interest		30

Cash paid for interest	c	$715

Funds from operations plus cash paid for interest	d	$2,355	a+c

Interest expense		$695
Add capitalized interest		30

Adjusted interest expense	e	$725

FFO / Interest		3.2x	d/e

DCP Midstream

Non-GAAP Reconciliation for SEC Regulation G

2008 Outlook and Financial Plan

January 17, 2008

Reconciliation of non-GAAP EBITDA

and EBIT to Net Income

($MM)	2008 Est	2007B
EBITDA	$1,900	$1,562
Depreciation and Amortization	(400)	(310)

EBIT	1,500	1,252
Interest Expense, net	(200)	(145)

Net Income	$1,300	$1,107